Counterpoint Tactical Income Fund

Class A: CPATX Class C: CPCTX Class I: CPITX

Counterpoint Tactical Equity Fund

Class A: CPAEX Class C: CPCEX Class I: CPIEX

Counterpoint Tactical Municipal Fund

Class A: TMNAX Class C: TMNCX Class I: TMNIX

(each a “Fund” and collectively the “Funds”)

each a series of Northern Lights Fund Trust III

Supplement dated July 29, 2021 to

the Prospectus and Statement of Additional Information dated February 1, 2021

As of July 9, 2021, JPMorgan Chase & Co. (“JPMorgan”), with its principal place of business at 270 Park Ave., New York, NY 10017, has replaced MUFG Union Bank, N.A. as custodian for the Funds. Accordingly, all references to MUFG Union Bank, N.A. in the Funds’ Prospectus and SAI are removed and replaced with JPMorgan. All disclosures to the contrary in the Prospectus and SAI should be disregarded.

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You should read this Supplement in conjunction with the Funds’ Prospectus and Statement of Additional Information dated February 1, 2021. This document provides information that you should know about the Funds before investing and has been filed with the Securities and Exchange Commission. This document is available upon request and without charge by calling the Funds toll-free at 1-844-273-8637.

Please retain this Supplement for future reference.